COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2024 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	102.1%
APARTMENT	7.3%
AvalonBay Communities, Inc.(a)		33,044	$7,443,161
Camden Property Trust(b)		11,457	1,415,283
Essex Property Trust, Inc.(a)(b)		23,743	7,014,157
UDR, Inc.(a)		126,615	5,740,724

			21,613,325

DATA CENTERS	13.2%
Digital Realty Trust, Inc.(a)(b)		138,617	22,432,389
Equinix, Inc.(a)(b)		18,724	16,619,984

			39,052,373

FREE STANDING	4.4%
Agree Realty Corp.(a)(b)		73,312	5,522,593
Realty Income Corp.(a)		116,216	7,370,419

			12,893,012

GAMING	3.6%
VICI Properties, Inc., Class A(a)(b)		316,566	10,544,813

HEALTH CARE	13.6%
Healthcare Realty Trust, Inc., Class A(a)(b)		375,449	6,814,399
Omega Healthcare Investors, Inc.(a)(b)		121,254	4,935,038
Welltower, Inc.(a)(b)		222,385	28,471,952

			40,221,389

HOTEL	2.9%
Host Hotels & Resorts, Inc.(a)(b)		490,740	8,637,024

INDUSTRIALS	10.0%
Americold Realty Trust, Inc.(a)(b)		168,499	4,763,467
EastGroup Properties, Inc.(a)		22,202	4,147,777
Lineage, Inc.(a)		24,936	1,954,484
Prologis, Inc.(a)		147,599	18,638,802

			29,504,530

MANUFACTURED HOME	4.0%
Equity LifeStyle Properties, Inc.(a)		43,018	3,068,904
Sun Communities, Inc.(a)(b)		65,329	8,829,214

			11,898,118

OFFICE	1.1%
Highwoods Properties, Inc.(a)(b)		95,157	3,188,711

REGIONAL MALL	5.8%
Simon Property Group, Inc.(a)		101,503	17,156,037

SELF STORAGE	5.2%
Extra Space Storage, Inc.(a)(b)		45,110	8,128,371
Public Storage(a)(b)		20,152	7,332,708

			15,461,079

SHOPPING CENTER	3.0%
Kimco Realty Corp.(a)		99,563	2,311,853
Kite Realty Group Trust(a)(b)		241,196	6,406,166

			8,718,019

		Shares	Value
SINGLE FAMILY HOMES	4.4%
Invitation Homes, Inc.(a)(b)		368,379	$12,989,044

SPECIALTY	4.5%
Iron Mountain, Inc.(a)(b)		112,037	13,313,357

TELECOMMUNICATIONS	16.1%
American Tower Corp.(a)(b)		126,762	29,479,771
Crown Castle, Inc.(a)(b)		153,097	18,161,897

			47,641,668

TIMBERLAND	3.0%
Rayonier, Inc.(a)(b)		220,352	7,090,927
Weyerhaeuser Co.		47,424	1,605,777

			8,696,704

TOTAL COMMON STOCK (Identified cost—$252,450,708)			301,529,203

PREFERRED SECURITIES—EXCHANGE-TRADED	8.2%
BANKING	1.9%
Bank of America Corp., 5.375%, Series KK(a)(c)		5,931	145,488
Bank of America Corp., 5.875%, Series HH(a)(c)		41,000	1,034,430
Bank of America Corp., 6.00%, Series GG(a)(c)		33,000	830,610
Wells Fargo & Co., 4.70%, Series AA(a)(c)		50,000	1,081,500
Wells Fargo & Co., 4.75%, Series Z(c)		16,919	366,973
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(c)		1,576	2,020,747

			5,479,748

BROKERAGE	1.5%
Morgan Stanley, 5.85%, Series K(a)(c)		38,838	967,455
Morgan Stanley, 6.375%, Series I(a)(c)		91,254	2,309,639
Morgan Stanley, 6.50%, Series P(c)		9,460	251,541
Morgan Stanley, 6.875%, Series F(a)(c)		25,000	634,000
Morgan Stanley, 7.125%, Series E(a)(c)		14,559	368,343

			4,530,978

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.50%, Series 4(a)(c)		34,342	889,801

DIVERSIFIED	0.4%
DigitalBridge Group, Inc., 7.125%, Series J(a)(c)		14,993	384,720
DigitalBridge Group, Inc., 7.15%, Series I(a)(c)		31,976	820,824

			1,205,544

FINANCE	0.6%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(d)		19,840	540,243
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(c)		25,216	627,374
Carlyle Finance LLC, 4.625%, due 5/15/61		4,165	81,384
TPG Operating Group II LP, 6.95%, due 3/15/64		20,000	526,000

			1,775,001

FREE STANDING	0.1%
Agree Realty Corp., 4.25%, Series A(c)		15,240	321,716

INDUSTRIALS	0.3%
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(c)		3,039	73,392
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(c)(d)		35,033	905,603

			978,995

		Shares		Value
INSURANCE	0.8%
Allstate Corp., 7.375%, Series J(a)(c)			4,783	$132,489
American Financial Group, Inc., 5.125%, due 12/15/59			6,096	136,855
American Financial Group, Inc., 5.875%, due 3/30/59			19,617	487,679
Athene Holding Ltd., 4.875%, Series D(a)(c)			24,721	479,587
Athene Holding Ltd., 6.35% to 6/30/29, Series A(c)(d)			11,128	276,420
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(c)(d)			19,230	479,596
Equitable Holdings, Inc., 4.30%, Series C(a)(c)			12,713	256,548
W.R. Berkley Corp., 4.125%, due 3/30/61(a)			6,149	126,731

				2,375,905

SELF STORAGE	0.4%
Public Storage, 4.625%, Series L(c)			16,956	371,675
Public Storage, 4.70%, Series J(c)			30,712	690,099

				1,061,774

SHOPPING CENTER	0.4%
CTO Realty Growth, Inc., 6.375%, Series A(c)			10,347	243,465
Regency Centers Corp., 6.25%, Series A(c)			16,344	418,897
SITE Centers Corp., 6.375%, Class A(c)			17,429	422,479

				1,084,841

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(a)(c)			84,754	1,780,682
AT&T, Inc., 5.00%, Series A(a)(c)			77,972	1,741,115
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70			14,316	317,099

				3,838,896

UTILITIES	0.2%
Algonquin Power & Utilities Corp., 9.603% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(a)(e)			25,000	649,750

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$23,654,232)				24,192,949

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	34.4%
BANKING	18.7%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(c)(d)			400,000	349,826
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(c)(d)(f)			400,000	442,616
Banco Santander SA, 7.00% to 11/20/29 (Spain)(c)(d)(f)(g)		EUR	400,000	462,207
Banco Santander SA, 8.00% to 2/1/34 (Spain)(c)(d)(f)			600,000	638,163
Banco Santander SA, 9.625% to 11/21/28 (Spain)(c)(d)(f)			400,000	445,521
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(c)(d)(f)			600,000	706,886
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(c)(d)			205,000	198,958
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(c)(d)			538,000	540,088
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(c)(d)			489,000	501,226
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(c)(d)			1,310,000	1,339,599
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(c)(d)			975,000	975,257
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(d)			600,000	634,669
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada)(a)(c)(d)			550,000	543,873
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(d)			600,000	644,315
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)			200,000	216,829
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(c)(d)(f)			600,000	598,728

	Principal Amount*		Value
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c)(d)(f)	GBP	800,000	$1,071,108
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(d)(f)		400,000	422,236
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(c)(d)(f)(g)	GBP	400,000	557,842
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(c)(d)(f)		1,200,000	1,354,097
BNP Paribas SA, 7.375% to 9/10/34 (France)(c)(d)(f)(h)		600,000	625,872
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(d)(f)(h)		400,000	422,376
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(c)(d)(f)(h)		600,000	645,206
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(d)(f)(h)		600,000	657,038
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(c)(d)		1,180,000	1,133,318
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(c)(d)		2,075,000	1,858,250
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)		725,000	815,589
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(c)(d)		973,000	975,457
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(c)(d)		880,000	895,601
Citigroup, Inc., 7.00% to 8/15/34, Series DD(c)(d)		790,000	847,360
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(c)(d)		1,800,000	1,927,573
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c)(d)(f)(g)		400,000	400,526
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(c)(d)(f)(g)	GBP	400,000	552,968
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(c)(d)(f)(h)		1,000,000	1,029,875
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(f)(h)(i)(j)(k)		400,000	39,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(c)(d)(f)		600,000	598,706
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(c)(d)(f)(g)	EUR	400,000	457,032
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(c)(d)(h)		600,000	782,153
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(c)(d)(f)		800,000	805,551
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(c)(d)(f)		600,000	595,703
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(c)(d)(f)(g)		700,000	723,581
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(c)(d)(f)(g)		400,000	430,264
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(c)(d)(f)(h)		600,000	600,768
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(c)(d)		574,000	616,930
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(c)(d)(f)		1,200,000	1,213,972
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(d)(f)		1,200,000	1,202,378
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(c)(d)(f)		2,600,000	2,642,684
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(c)(d)		321,000	325,881
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(c)(d)		841,000	858,238
Societe Generale SA, 6.75% to 4/6/28 (France)(c)(d)(f)(h)		500,000	477,644
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(c)(d)(f)(h)		800,000	808,566
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(d)(f)(h)		400,000	421,217
Societe Generale SA, 10.00% to 11/14/28 (France)(c)(d)(f)(h)		500,000	538,668
State Street Corp., 6.70% to 9/15/29, Series J(a)(c)(d)		1,000,000	1,037,802
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(c)(g)	EUR	300,000	380,932
Swedbank AB, 7.75% to 3/17/30 (Sweden)(c)(d)(f)(g)		800,000	847,999
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(d)		600,000	645,187
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(c)(d)(f)(g)		600,000	590,017
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(f)(g)		2,000,000	2,009,030
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c)(d)(f)(g)		1,800,000	1,805,373
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(c)(d)(f)(h)		1,000,000	1,108,101
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(c)(d)(f)(h)		200,000	236,367
Virgin Money U.K. PLC, 11.00% to 12/8/28 (United Kingdom)(c)(d)(f)(g)	GBP	300,000	457,429
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)(d)		1,350,000	1,312,917
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(c)(d)		553,000	556,029
Wells Fargo & Co., 6.85% to 9/15/29(a)(c)(d)		2,250,000	2,353,957

		Principal Amount*		Value
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)(d)			2,140,000	$2,335,883

				55,247,012

BROKERAGE	0.5%
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(c)(d)			297,000	320,000
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(c)(d)			1,143,000	1,214,403

				1,534,403

ENERGY	0.3%
BP Capital Markets PLC, 4.375% to 6/22/25(c)(d)			207,000	205,520
BP Capital Markets PLC, 6.45% to 12/1/33(a)(c)(d)			750,000	790,825

				996,345

FINANCE	0.8%
American Express Co., 3.55% to 9/15/26, Series D(a)(c)(d)			750,000	712,635
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(d)(h)			392,000	391,020
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(d)(h)			225,000	215,065
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(c)(d)			1,000,000	915,811

				2,234,531

INSURANCE	2.9%
Aegon Ltd., 5.625% to 4/15/29 (Netherlands)(c)(d)(f)(g)		EUR	400,000	439,683
Argentum Netherlands BV for Swiss Re Ltd., 5.524% to 8/15/27 (Switzerland)(c)(d)(g)			600,000	603,352
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d)(g)			400,000	406,423
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d)(g)			200,000	200,600
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(d)			545,000	564,284
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(d)(h)			638,000	610,962
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(d)(h)			420,000	439,459
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d)(g)			600,000	593,201
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(a)(d)			1,035,000	1,028,969
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(d)			350,000	374,939
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(d)			250,000	271,828
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d)(g)			200,000	201,918
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(c)(d)(h)			200,000	199,385
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d)(g)			500,000	500,558
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(c)(d)(h)			600,000	621,904
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(c)(d)			1,000,000	1,087,389
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(d)(g)			400,000	351,925

				8,496,779

PIPELINES	3.8%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(d)			750,000	750,607
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(d)			800,000	826,142
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(d)			2,170,000	2,304,069
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(d)			1,445,000	1,619,842
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)(d)			1,716,000	1,757,227
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(d)(h)			700,000	725,943
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(d)			700,000	678,600
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(d)			880,000	855,490
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(d)			1,296,000	1,289,955
Venture Global LNG, Inc., 9.00% to 9/30/29(c)(d)(h)			330,000	334,750

				11,142,625

SHOPPING CENTER	0.2%
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(c)(d)(g)		EUR	500,000	607,122

		Principal Amount*	Value
TELECOMMUNICATION SERVICES	0.8%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(d)		210,000	$190,604
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(d)		1,201,000	991,724
Vodafone Group PLC, 6.25% to 10/2/24, due 10/3/78 (United Kingdom)(d)(g)		1,183,000	1,183,000

			2,365,328

UTILITIES	6.4%
AES Corp., 7.60% to 10/15/29, due 1/15/55(d)		700,000	736,616
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(d)		2,075,000	1,945,456
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(d)(h)		700,000	716,718
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(d)		800,000	853,327
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)(d)		500,000	520,618
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(d)		500,000	437,251
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(c)(d)		700,000	685,265
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(d)		1,340,000	1,423,517
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(d)		750,000	820,745
Edison International, 5.375% to 3/15/26, Series A(a)(c)(d)		900,000	893,334
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(d)		1,200,000	1,211,424
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(d)		900,000	935,405
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(d)(h)		833,000	881,002
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(d)		1,000,000	1,051,502
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(d)		1,000,000	1,081,592
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(d)		1,425,000	1,362,028
Sempra, 6.40% to 7/1/34, due 10/1/54(d)		1,000,000	1,004,382
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(d)		800,000	831,239
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(a)(d)		700,000	678,752
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(a)(d)		1,000,000	987,478

			19,057,651

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$97,800,047)			101,681,796

CORPORATE BONDS	0.6%
FREE STANDING	0.3%
Realty Income Corp., 5.625%, due 10/13/32(a)		715,000	760,397

SHOPPING CENTER	0.1%
Kimco Realty OP LLC, 4.25%, due 4/1/45(a)		400,000	344,999

SPECIALTY	0.1%
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(h)		350,000	356,320

UTILITIES	0.1%
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(a)(h)		200,000	233,203

TOTAL CORPORATE BONDS (Identified cost—$1,565,501)			1,694,919

		Shares
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.95%(l)		2,632,630	2,632,630

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.94%(l)		1,225,486	$1,225,486

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,858,116)			3,858,116

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$379,328,604)	146.6%		432,956,983
WRITTEN OPTION CONTRACTS (Premiums received—$766,200)	(0.3)		(893,259)
LIABILITIES IN EXCESS OF OTHER ASSETS	(46.3)		(136,731,107)

NET ASSETS (Equivalent to $17.66 per share based on 16,722,406 shares of common stock outstanding)	100.0%		$295,332,617

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call — iShares U.S. Real Estate ETF	$104.00	10/18/24	(3,900)	$(39,729,300)	$(218,586)	$(152,100)
Call — iShares U.S. Real Estate ETF	105.00	10/18/24	(2,000)	(20,374,000)	(134,849)	(66,000)
Call — iShares U.S. Real Estate ETF	106.00	10/18/24	(1,000)	(10,187,000)	(78,112)	(14,000)
			(6,900)	$(70,290,300)	$(431,547)	$(232,100)

Over-the-Counter Options Contracts
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call — American Tower Corp.	Goldman Sachs International	$224.12	10/18/24	(4,197)	$(976,054)	$(22,514)	$(41,893)
Call — AvalonBay Communities, Inc.	Goldman Sachs International	215.84	10/18/24	(657)	(147,989)	(3,535)	(7,242)
Call — Crown Castle, Inc.	Goldman Sachs International	114.53	10/18/24	(6,449)	(765,045)	(11,333)	(37,471)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	156.01	10/18/24	(5,858)	(948,000)	(13,759)	(44,097)
Call — Equinix, Inc.	Goldman Sachs International	843.62	10/18/24	(677)	(600,926)	(13,071)	(33,736)
Call — Extra Space Storage, Inc.	Goldman Sachs International	169.41	10/18/24	(1,613)	(290,646)	(7,663)	(19,519)
Call — Healthpeak Properties, Inc.	Goldman Sachs International	22.23	10/18/24	(1,558)	(35,631)	(529)	(1,342)
Call — Hotels & Resorts, Inc.	Goldman Sachs International	17.06	10/18/24	(11,434)	(201,238)	(2,822)	(9,227)
Call — Invitation Homes, Inc.	Goldman Sachs International	35.91	10/18/24	(12,620)	(444,981)	(8,325)	(5,047)
Call — Iron Mountain, Inc.	Goldman Sachs International	109.97	10/18/24	(4,667)	(554,580)	(15,618)	(45,044)
Call — Kimco Realty Corp.	Goldman Sachs International	22.64	10/18/24	(3,855)	(89,513)	(1,821)	(3,364)
Call — Prologis, Inc.	Goldman Sachs International	126.64	10/18/24	(6,996)	(883,455)	(21,572)	(20,501)
Call — Public Storage	Goldman Sachs International	326.47	10/18/24	(567)	(206,314)	(3,586)	(21,985)
Call — Realty Income Corp.	Goldman Sachs International	60.26	10/18/24	(4,313)	(273,530)	(5,361)	(14,017)
Call — Simon Property Group, Inc.	Goldman Sachs International	156.93	10/18/24	(2,974)	(502,665)	(12,956)	(38,736)
Call — Sun Communities, Inc.	Goldman Sachs International	132.18	10/18/24	(1,473)	(199,076)	(4,571)	(7,494)
Call — VICI Properties, Inc.	Goldman Sachs International	32.05	10/18/24	(11,286)	(375,937)	(5,027)	(17,064)
Call — Welltower, Inc.	Goldman Sachs International	118.44	10/18/24	(10,591)	(1,355,966)	(24,186)	(108,450)
Call — American Tower Corp.	Goldman Sachs International	242.48	11/15/24	(3,989)	(927,682)	(21,340)	(17,094)
Call — AvalonBay Communities, Inc.	Goldman Sachs International	233.45	11/15/24	(1,308)	(294,627)	(6,046)	(4,518)
Call — Camden Property Trust.	Goldman Sachs International	125.77	11/15/24	(684)	(84,495)	(2,075)	(1,956)
Call — Crown Castle, Inc.	Goldman Sachs International	122.96	11/15/24	(3,062)	(363,245)	(4,709)	(8,600)
Call — Digital Realty Trust, Inc.	Goldman Sachs International	168.23	11/15/24	(4,189)	(677,906)	(11,518)	(15,666)
Call — Equinix, Inc.	Goldman Sachs International	911.16	11/15/24	(611)	(542,342)	(9,453)	(13,128)
Call — Essex Property Trust, Inc.	Goldman Sachs International	308.06	11/15/24	(888)	(262,333)	(6,975)	(3,720)
Call — Extra Space Storage, Inc.	Goldman Sachs International	187.90	11/15/24	(1,858)	(334,793)	(8,131)	(7,372)
Call — Iron Mountain, Inc.	Goldman Sachs International	124.78	11/15/24	(4,572)	(543,291)	(8,193)	(12,791)
Call — Lineage Inc, Inc.	Goldman Sachs International	86.74	11/15/24	(1,460)	(114,435)	(2,030)	(524)
Call — Omega Healthcare Investors, Inc.	Goldman Sachs International	41.43	11/15/24	(4,635)	(188,645)	(2,343)	(3,162)
Call — Prologis, Inc.	Goldman Sachs International	131.61	11/15/24	(5,685)	(717,902)	(15,532)	(16,259)
Call — Public Storage	Goldman Sachs International	376.18	11/15/24	(765)	(278,361)	(6,164)	(6,469)
Call — Realty Income Corp.	Goldman Sachs International	62.60	11/15/24	(4,563)	(289,385)	(4,801)	(9,126)
Call — Simon Property Group, Inc.	Goldman Sachs International	172.20	11/15/24	(2,561)	(432,860)	(9,534)	(11,783)

Over-the-Counter Options Contracts (continued)
Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call — Sun Communities, Inc.	Goldman Sachs International	$143.17	11/15/24	(1,684)	$(227,593)	$(5,126)	$(3,826)
Call — VICI Properties Inc.	Goldman Sachs International	34.23	11/15/24	(8,272)	(275,540)	(3,906)	(4,359)
Call — Welltower, Inc.	Goldman Sachs International	129.98	11/15/24	(12,939)	(1,656,580)	(28,528)	(44,577)
				(155,510)	$(17,063,561)	$(334,653)	$(661,159)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$37,000,000	2.201%	Monthly	4.830%(n)	Monthly	10/1/25	$679,159	$—	$679,159
14,500,000	2.360%	Monthly	4.830%(n)	Monthly	12/18/25	241,586	—	241,586
37,000,000	1.957%	Monthly	4.830%(n)	Monthly	3/1/26	934,229	—	934,229
37,000,000	1.557%	Monthly	4.830%(n)	Monthly	3/1/27	1,648,328	—	1,648,328

						$3,503,302	$—	$3,503,302

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the period ended September 30, 2024.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,146,129	USD	2,378,705	10/2/24	$(10,257)
Brown Brothers Harriman	GBP	1,161,213	USD	1,526,252	10/2/24	(26,232)
Brown Brothers Harriman	GBP	400,000	USD	528,367	10/2/24	(6,413)
Brown Brothers Harriman	USD	2,395,423	EUR	2,146,129	10/2/24	(6,461)
Brown Brothers Harriman	USD	2,093,930	GBP	1,561,213	10/2/24	(6,666)
Brown Brothers Harriman	EUR	2,173,004	USD	2,428,571	11/4/24	6,366
Brown Brothers Harriman	GBP	400,000	USD	532,735	11/4/24	(2,037)
Brown Brothers Harriman	GBP	1,598,534	USD	2,143,778	11/4/24	6,651

						$(45,049)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $297,927,046 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $48,088,250 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed–rate coupon period.
(e)	Variable rate. Rate shown is in effect at September 30, 2024.
(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $30,082,998 which represents 10.2% of the net assets of the Fund (6.9% of the managed assets of the Fund).

(g)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $14,762,982 which represents 5.0% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $14,118,582 which represents 4.8% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Non–income producing security.
(j)	Security is in default.
(k)	Security value is determined based on significant unobservable inputs (Level 3).
(l)	Rate quoted represents the annualized seven–day yield.
(m)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2024.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgements and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate	$301,529,203	$—	$—		$301,529,203
Preferred Securities—Exchange-Traded	24,192,949	—	—		24,192,949
Preferred Securities—Over-The-Counter:
Banking	—	55,208,012	39,000	(a)	55,247,012
Other Industries	—	46,434,784	—		46,434,784
Corporate Bonds	—	1,694,919	—		1,694,919
Short-Term Investments	—	3,858,116	—		3,858,116

Total Investments in Securities(b)	$325,722,152	$107,195,831	$39,000		$432,956,983

Forward Foreign Currency Exchange Contracts	$—	$13,017	$—		$13,017
Interest Rate Swap Contracts	—	3,503,302	—		3,503,302

Total Derivative Assets(b)	$—	$3,516,319	$—		$3,516,319

Forward Foreign Currency Exchange Contracts	$—	$(58,066)	$—		$(58,066)
Written Option Contracts	(232,100)	(661,159)	—		(893,259)

Total Derivative Liabilities(b)	$(232,100)	$(719,225)	$—		$(951,325)

(a)	Security has been fair valued by the Valuation Committee pursuant to the Fund’s fair value procedures and classified as a Level 3 security.
(b)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2024:

	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount(b)	$80,009,732	$2,935,075

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)

Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents nine months for written option contracts and nine months for forward foreign currency exchange contracts.